ANNUAL
                                FINANCIAL REPORT


                           STI CLASSIC VARIABLE TRUST

                                DECEMBER 31, 1999

[STI CLASSIC VARIABLE TRUST LOGO OMITTED]

Dear STI Classic Variable Trust Shareholders:

The following 1999 Annual Financial Report provides you a detailed summary of each of the STI Classic Variable Trust funds. STI Classic Funds and the STI Classic Variable Trust funds have presented investors the opportunity to invest in a variety of investment options since 1992.

On December 30, 1999, the STI Classic Variable Trust enhanced its offering with the introduction of the Quality Growth Stock Fund and the Growth and Income Fund. The eight STI Classic Variable Trust funds now available have been developed specifically to meet the changing needs of today's investor. Each of these funds offers an investment discipline that identifies a specific mix of risk and return. Together, the funds complement one another, providing convenient access to different segments of the stock and bond markets. The combination of these funds is intended to offer an ideal investment program for almost any investor.

------------------------------------------------------------------------------------------------------------------------------------
                                                STI CLASSIC VARIABLE TRUST (UNAUDITED)
                                            NET OF FEES PERFORMANCE AS OF DECEMBER 31, 199
------------------------------------------------------------------------------------------------------------------------------------
                                           THREE                                         SINCE INCEPTION      INCEPTION
                                           MONTHS         ONE YEAR       TWO YEARS        (ANNUALIZED)          DATE
------------------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   CAPITAL APPRECIATION FUND                8.83%           8.73%         18.42%             24.54%            10/2/95
------------------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   GROWTH AND INCOME FUND                    N/A             N/A            N/A                N/A            12/30/99
------------------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   INTERNATIONAL EQUITY FUND                5.93%           8.81%          9.80%             12.10%            11/7/96
------------------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   MID-CAP EQUITY FUND                     19.78%          14.00%         10.53%             14.70%            10/2/95
------------------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   QUALITY GROWTH STOCK FUND                 N/A             N/A            N/A                N/A            12/30/99
------------------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   SMALL CAP EQUITY FUND                    0.96%          (4.78%)        (8.56%)            (8.69%)          10/22/97
------------------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   VALUE INCOME STOCK FUND                 (2.55%)         (3.00%)         3.15%             13.62%            10/2/95
------------------------------------------------------------------------------------------------------------------------------------
   STI CLASSIC VARIABLE TRUST
   INVESTMENT GRADE BOND FUND              (0.63%)         (1.67%)         3.71%              5.24%            10/2/95
------------------------------------------------------------------------------------------------------------------------------------

             PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RETURNS.


The STI Classic Variable Trust is a well-established family of mutual funds, nationally recognized for the diversity and quality of investment options that they provide. The advisers to the STI Classic Variable Trust, STI Capital Management and Trusco Capital Management, are committed to providing you quality investment products which will aid you in achieving your investment objectives.

We hope you will find the information on the following pages useful. It is intended to give you a better understanding of how our portfolio managers are investing your money. Thank you for your interest and participation in the STI Classic Variable Trust. We look forward to many successful years of investing in the future.

 Sincerely,
 [Anthony R. Gray signature omitted]     [Douglas S. Phillips signature omitted]
 Anthony R. Gray                          Douglas S. Phillips, CFA
 Chief Executive Officer and Chief
   Investment Officer                     President, Chief Investment Officer
 STI Capital Management, N.A.             Trusco Capital Management, Inc.

                            CAPITAL APPRECIATION FUND
                            -------------------------

The STI Classic Variable Trust Capital Appreciation Fund seeks to provide capital appreciation by investing in a portfolio of common stocks, warrants, and securities convertible into common stocks which in the Advisor's opinion are undervalued in the marketplace at the time of purchase. Once again, the stock market was completely dominated by technology and telecommunications. These so-called "new economy" stocks dominated the major averages such as the NASDAQ and the S&P 500 Index. Our holdings in ADC Telecom, Analog Devices, BMC
Software, Cisco Systems, EMC, Hewlett-Packard, Intel, Lucent Technologies, Microsoft, Nortel Networks, Sun Microsystems and Texas Instruments benefited accordingly. In many cases, these technology stocks are selling at high price-earnings multiples, but investors seem willing to support these levels. For the year ended December 31, 1999, the Capital Appreciation Fund had a total return of 8.73% versus 21.04% for the S&P 500 Composite Index.

The fourth quarter was weak for non-technology issues. As of December 31, 1999, about 72 percent of our portfolio holdings were outside of technology and telecommunications, which is about in line with the S&P 500 Index.

Some "old economy" stocks were hurt despite not having fundamental problems. For instance, Tyco International sold off sharply because an investment newsletter questioned the company's proper use of Generally Accepted Accounting Principles, charging that it produced misleading results in the way it recorded acquisitions.

On the plus side, the portfolio was underweighted in financials and pharmaceuticals. Financial stocks generally performed poorly because of rising interest rates, and pharmaceuticals are still weak because of concerns over the expansion of Medicare to cover prescription drugs.

Currently, we see value in financials, pharmaceuticals and other defensive groups such as grocery chains and drug stores. For instance, Safeway Stores has lost half its value in 1999, yet the company's earnings growth exceeds General Electric, which sells at a 60% premium to the market.

Sixty percent of the New York Stock Exchange stocks were down in 1999, and we anticipate a meaningful correction in the high flyer technology stocks in the next six months. Although the gap between stocks that are doing well and those that are not has not widened, history suggests that these gaps will eventually close.



[Capital Growth graph omitted]

plot points follows:

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                                                                  Lipper Large-
       STI Classic Variable       S&P 500        Lipper Growth   Cap Core Funds
     Trust Capital Appr. Fund  Composite Index   Funds Objective  Classification
10/31/95       10,000             10,000             10,000           10,000
12/95          10,632             10,640             10,550           10,388
12/96          13,157             13,081             12,722           12,444
12/97          17,964             17,444             16,227           15,634
12/98          23,168             22,433             20,386           19,326
12/99          25,191             27,153             24,932           24,990


 One        Annualized      Annualized
 Year         3 Year         Inception
Return       Return          to Date
--------------------------------------
8.73%         24.54%          24.18%

Past performance is no indication of future performance.

                            INTERNATIONAL EQUITY FUND
                            -------------------------

The STI Classic Variable Trust International Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers. Although the past year was strong for growth and momentum investors around the world, 1999 was particularly difficult for value investors, which is the discipline of the International Equity Fund. For the year ended December 31, 1999, the International Equity Fund had a total return of 8.81% versus 26.96% for the Morgan Stanley MSCI EAFE Index.

We believe now is the right time for investors to be looking for value characteristics, considering sky high global valuations, rising interest rates and the generally under-owned nature of these types of investments.

The telecom sector in Europe provides a good example of the overvalued nature of the market. The sector trades at 75 times trailing earnings with average earnings per share growth of 10-12% over the next five years. We see significant downside risk for these stocks.

In contrast, the valuation criteria of the International Equity Fund consists of a median earnings per share growth rate of 16% and a forecast price-to-earnings multiple of 19. These valuations provide upside potential and offer the defensive nature of real sustainable earnings, not the hope of multiple expansion.

Examples of large holdings in the Fund include Diageo, a UK based global food and spirits company; Altadis, a Franco-Spanish logistics and tobacco company; Imperial Tobacco, a UK tobacco company; and Kirin Brewery, a Japanese consumer products company. All of these stocks, in our opinion, have upside of 35-50% on a stand alone basis.

While there are periods of time in the investment cycle which afford investors the opportunity to take on additional valuation risk, we believe now is not that time. In our opinion, valuations throughout the world are at all time highs, interest rates are rising and forecasting risk continues to rise. We continue to believe in the value approach to investing and believe that our portfolio will be properly positioned to outperform the market when the value discipline comes back into favor.

[Internationally Equity graph omitted]

plot points follows:

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Morgan Stanley MSCI EAFE Index(1)  STI Classic Variable Trust Inter. Equity Fund
1/30/96               10,000                            10,000
12/96                 10,200                             9,871
12/97                 11,918                            10,047
12/98                 13,205                            12,056
12/99                 14,368                            15,306


 One          Annualized        Annualized
 Year           3 Year           Inception
Return         Return            to Date
------------------------------------------
8.81%           12.10%            12.10%


Past performance is no indication of future performance.


1"MSCI EAFE Index" is a registered service mark of Morgan Stanley Capital
 International which does not sponsor, and is in no way affiliated with, the International Equity Fund.

                               MID-CAP EQUITY FUND
                               -------------------

The STI Classic Variable Trust Mid-Cap Equity Fund seeks to provide capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks and securities convertible into common stock of small to mid-size companies with above-average growth potential. Mid-cap stocks outperformed large cap stocks during the fourth quarter. Meanwhile, the Mid-Cap Equity Fund outperformed the S&P 400 Mid-Cap Index for the fourth quarter, driven by overweights in technology and telecommunications. For the year ended December 31, 1999, the Mid-Cap Equity Fund had a total return of 14.00% versus 14.72% for the S&P 400 Mid-Cap Index.

VoiceStream Wireless Corp., a major U.S. personal communications service provider, more than doubled in price during the quarter as investors took note of its strong subscriber growth. In technology, Citrix Systems, which helps companies efficiently use advanced Microsoft Windows applications, nearly doubled in price. We also had some good performance in biotechnology, particularly from companies that are performing genetic research.

Some excellent performers actually existed outside of technology. Men's Wearhouse, the national men's clothing retailer, continued to exceed Wall Street expectations. Imax Corporation, the giant screen theater systems designer, was another strong performer in the quarter. A number of energy and oil service companies in the portfolio also generated strong results, driven by rising oil prices.

Areas of weakness included financial services, which is typical in a rising interest rate environment. In addition, certain regional banks reported disappointing earnings, lending credence to the notion that credit quality is beginning to deteriorate. The pharmaceutical industry had a tough year in 1999, and may remain weak during the election cycle in 2000.

Looking forward, we expect to see continued strong fundamentals in technology and communications in 2000. Energy service companies should see a strong rebound in revenues and earnings. Mid-cap stocks offer an exciting opportunity to participate in these and other areas as we move into the new century.



[Mid-Cap graph omitted]

plot points follows:

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

          S&P 400 Mid-Cap Index  STI Classic Variable Trust Mid-Cap Equity Fund
10/31/95        10,000                                10,000
12/95           10,226                                10,408
12/96           11,868                                12,408
12/97           14,506                                16,408
12/98           15,545                                19,545
12/99           17,721                                22,422

 One          Annualized        Annualized
 Year           3 Year           Inception
Return          Return            to Date
-----------------------------------------
14.00%          14.30%            14.70%

Past  performance is no indication of future performance.

                              SMALL CAP EQUITY FUND
                              ---------------------

The STI Classic Variable Trust Small Cap Equity Fund seeks to provide capital appreciation with a secondary goal of achieving current income. Small cap equities with value characteristics experienced another year where they were out of favor. Eight of the eleven industry groups comprising the Frank Russell 2000 Value Index had negative returns in 1999. The only sectors that had positive performance for the year were technology, energy and healthcare. For the year ended December 31, 1999, the Small Cap Equity Fund had a total return of -4.78% versus -1.49% for the Frank Russell 2000 Value Index.*

Many of the securities in the portfolio were impacted by the dramatic rise in interest rates and energy prices during the year. The tight labor market was also a dominant factor in the performance of many of the securities.

On a positive note, six of the Fund's holdings received buyout offers during the year. These buyouts were at substantial premiums and brought to light the dramatic valuation disparity between small cap equities and large cap equities. We would expect more merger and acquisition activity if the dramatic valuation discounts that the Fund's holdings have relative to our estimated private market valuations continue.

As a pure value manager, we cannot discuss the year without mentioning the unusual valuations that many sectors of the market reached during the year. Many securities in the technology, internet and telecom sectors reached valuations that, in our opinion, make no economic sense. We are not invested in these securities, since we regard them as too speculative for the style of management we utilize in managing a small cap value portfolio.

Looking at the year 2000, we are cautiously monitoring the interest rate environment, commodity prices and the labor markets. We are comfortable with the valuation levels of the securities we hold, especially relative to large cap and growth stock valuations. The earnings and cash flow forecasts for the companies we own should exhibit strong gains this year.

Overall, we would expect 2000 to be another volatile year, with extreme valuations at both ends brought more in line with normal valuations. This will mean many of the high-flying sectors may see their share prices decline drastically and many of the laggards, including most of the small cap value universe, may see their share prices appreciate.



[Small Cap Equity graph omitted]

plot points follows:


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

              STI Classic Var.      Frank Russell     Frank Russell
            Trust Small Cap Eqty     2000 Index*      2000 Value Index
 10/31/97           10,000              10,000            10,000
 12/97              10,214              10,109            10,452
 12/98               8,970               9,851             9,778
 12/99               8,541              11,945             9,632

 One          Annualized
 Year          Inception
Return          to Date
-------------------------
-4.78%          -8.69%

 Past performance is no indication of future performance.

*Going forward, the STI Classic Variable Trust Small Cap Equity Fund will no longer track performance against the Frank Russell 2000 Index. In the Investment Advisor's opinion, the Frank Russell 2000 Value Index is a more appropriate benchmark due to the investment strategy of the fund.

                             VALUE INCOME STOCK FUND
                             -----------------------

The STI Classic Variable Trust Value Income Stock Fund seeks to provide current income with a secondary goal of achieving capital appreciation by investing primarily in equity securities. As a strict deep value investor, the fourth quarter was a difficult one for the portfolio. The median stock in the universe from which we select declined 2% for the quarter. However, we were still able to find attractive value. For the year ended December 31, 1999, the Value Income Stock Fund had a total return of -3.00% versus 12.72% for the S&P 500/BARRA Value Index.

The telephone stocks in the portfolio performed well, particularly those with a significant wireless component. For example, AT&T was a strong performer on news that the company would create a separate "tracking stock" to chart the fortunes of its wireless operations. We were initially attracted to AT&T because we believe that the sum of the parts is greater than the current stock price. Their decision to form a "tracking stock" to chart the fortunes of their wireless operation provides investors with a separate market valuation in a high growth area.

Some positive developments took place in the paper industry, with Boise Cascade and Consolidated Paper performing well. Growth in manufacturing capacity is slowing, suggesting that pricing should be favorable this year. Kimberly Clark, primarily a tissue company that has paper operations, performed well during the fourth quarter after meeting Wall Street expectations.

Insurance   industry   stocks   benefited  from   legislation   eliminating  the
Glass-Steagal Act, a 60-year old law that prevented banks from buying brokerage and insurance companies.

We continue to focus on stocks with inspired value characteristics that have catalysts that are likely to unlock that intrinsic value. When investors become concerned about risk and valuation, then this portfolio will likely be handsomely rewarded.



[Value Income graph omitted]

plot points follows:

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

       STI Classic                          Lipper
     Variable Trust   S&P 500/BARA       Income Funds       Lipper Equity Income
   Value Income Fund   Value Index      Classification         Funds Objective
10/31/95  10,000         10,000             10,000                10,000
12/95     10,828         10,816             10,709                10,690
12/96     12,846         13,194             12,729                12,728
12/97     16,292         17,149             16,194                16,199
12/98     17,871         19,667             17,953                18,138
12/99     17,334         22,169             18,552                18,965


 One           Annualized        Annualized
 Year            3 Year           Inception
Return           Return            to Date
-------------------------------------------
-.300%           10.51%            13.62%

Past performance is no indication of future performance.

                           INVESTMENT GRADE BOND FUND
                           --------------------------

The STI Classic Variable Trust Investment Grade Bond Fund seeks to provide a high level of total return through current income and capital appreciation, while preserving the principal amount invested. Total return includes not only current income, but also changes in value of assets held by the Fund. For the year ended December 31, 1999 the Fund had a total return of -1.67% versus an average return of -1.31% for the Lipper Intermediate Investment Grade Debt Objective. For the same period, the Lehman Government/Corporate Bond Index (which has no fees taken out) had a return of -2.15%.

Interest rates bottomed in October 1998 in the wake of market disruptions that began in Asia, continued in Russia and finally moved into the Americas. As 1999 began, strong economic growth and a tightening labor market raised concerns of increased inflationary pressures. In response the Federal Reserve tightened three times and interest rates rose for all of 1999. Thirty-year Treasury yields that started the year at 5.12% closed out the year at 6.49%.

Both mortgages and corporate securities began the year priced attractively versus Treasury securities, and as a result outperformed the Treasury sector. We maintained our overweight in corporates throughout the year, but exited our mortgage positions as they became more expensive versus corporates and Treasuries. Our holding of both mortgages and corporates enhanced the total return of the Fund for the year.

The Fund started the year structured defensively from an average maturity (duration) perspective, and this added substantially to the total return of the portfolio. As the year progressed and interest rates increased, we shifted the Fund to a more neutral position. The Fund continues to be managed with only moderate shifts in the average maturity (duration). The total return is enhanced through yield curve analysis (monitoring and analyzing the risk/reward trade off of different maturity sectors), sector rotation, credit analysis and other low risk strategies. By actively pursuing these strategies, the Fund strives to add to total return while reducing risk.



[Investment Grade Bond graph omitted]

plot points follows:

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

              STI Classic                    Lehman          Lipper Intermediate
            Variable Trust             Government/Corporate   Investment-Grade
    Investment Grade Bond Fund           Bond Index           Debt Objective
10/31/95          10,000                      10,000                  10,000
12/95             10,295                      10,314                  10,275
12/96             10,531                      10,615                  10,595
12/97             11,462                      11,649                  11,517
12/98             12,537                      12,753                  12,371
12/99             12,328                      12,479                  12,209


 One           Annualized        Annualized
 Year            3 Year           Inception
Return          Return            to Date
-------------------------------------------
-1.67%           5.39%             5.24%

Past performance is no indication of future performance.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  December 31, 1999


CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
                                                   SHARES         VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.3%)
BASIC MATERIALS (1.5%)
   Air Products & Chemicals                        25,200          $   846
   Ecolab                                          25,400              994
   Monsanto                                         6,300              224
                                                                   -------
                                                                     2,064
                                                                   -------
CAPITAL GOODS (10.1%)
   General Electric                                35,100            5,432
   W.W. Grainger                                    8,500              406
   Minnesota Mining & Manufacturing                10,900            1,067
   Republic Services, Cl A*                        21,900              315
   Textron                                         22,900            1,756
   Tyco International                              83,180            3,234
   United Technologies                             19,400            1,261
   Waste Management Inc                             1,569               27
                                                                   -------
                                                                    13,498
                                                                   -------
COMMUNICATION SERVICES (2.5%)
   Centurytel                                      19,600              929
   Charter Communications                          12,100              265
   GTE                                              8,100              572
   MCI WorldCom*                                   18,468              980
   Sprint                                           9,300              626
                                                                   -------
                                                                     3,372
                                                                   -------
CONSUMER CYCLICALS (17.8%)
   Abercrombie & Fitch, Cl A*                       7,400              197
   Bed Bath & Beyond*                              14,700              511
   Brinker International*                          31,900              766
   Carnival                                        23,600            1,128
   Cendant*                                        54,860            1,457
   Costco Wholesale*                               20,400            1,861
   CVS                                             41,100            1,641
   Family Dollar Stores                            13,900              227
   Harley-Davidson                                  4,600              295
   Hasbro                                          38,100              726
   Interpublic Group                                7,200              415
   Kroger*                                         77,700            1,467



--------------------------------------------------------------------------------
                                                   SHARES         VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS (CONTINUED)
   Lear*                                           19,300          $   618
   Linens 'N Things*                               17,800              527
   Lowe's                                          39,600            2,366
   Masco                                           59,250            1,503
   Maytag                                           9,200              442
   Mediaone Group*                                 12,900              991
   New York Times, Cl A                             8,900              437
   Office Depot*                                   78,500              859
   Royal Caribbean Cruises                         17,600              868
   Saks*                                           33,500              521
   SPX*                                             7,500              606
   Tandy                                           48,400            2,381
   Time Warner                                      6,900              500
   United Rentals*                                 29,700              509
                                                                   -------
                                                                    23,819
                                                                   -------
CONSUMER STAPLES (8.3%)
   Anheuser Busch                                   6,300              447
   Coca-Cola Enterprises                           35,400              712
   ConAgra                                         43,801              988
   Dial                                            18,400              447
   Flowers Industries                              15,000              239
   Kimberly Clark                                   9,100              594
   McDonald's                                      19,200              774
   Nabisco Group Holdings                          39,100              415
   Nike, Cl B                                       2,000               99
   Pepsi Bottling Group                            29,600              490
   PepsiCo                                         27,500              969
   Philip Morris                                    1,400               32
   Ralston Purina                                  34,300              956
   Safeway*                                        21,900              779
   Sara Lee                                        20,400              450
   Seagram                                         12,300              553
   Unilever NV                                      4,500              245
   US Foodservice*                                 52,400              878
   Viacom, Cl B*                                   18,400            1,112
                                                                   -------
                                                                    11,179
                                                                   -------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   SHARES        VALUE (000)
--------------------------------------------------------------------------------
ENERGY (4.9%)
   Anadarko Petroleum                               8,700          $   297
   Burlington Resources                            24,300              803
   Conoco, Cl B                                    46,000            1,144
   Consolidated Natural Gas                        13,800              896
   EOG Resourses                                   18,100              318
   Exxon Mobil                                      6,852              552
   Halliburton                                      3,900              157
   Niagara Mohawk Holdings*                         7,100               99
   Texaco                                          29,500            1,602
   Unocal                                          20,500              688
                                                                   -------
                                                                     6,556
                                                                   -------
FINANCIALS (9.0%)
   Ace Ltd                                         38,800              647
   American International Group                    14,953            1,617
   AmSouth Bancorp                                 16,801              324
   Associates First Capital                        12,600              346
   Atlantic Richfield                              12,600            1,090
   Bank of America                                  8,442              424
   Bank United, Cl A                                9,600              262
   BB&T                                             4,100              112
   Comerica                                         5,200              243
   Conseco                                         26,300              470
   First Security                                   4,500              115
   Firstar                                          7,300              154
   Fleet Boston Financial                          21,581              751
   Freddie Mac                                     18,500              871
   Mellon Financial                                24,600              838
   PNC Bank                                         9,000              400
   Radian Group                                     7,800              372
   Torchmark                                        8,100              235
   U.S. Bancorp                                    46,200            1,100
   Unumprovident                                   27,600              885
   Washington Mutual                               30,368              790
                                                                   -------
                                                                    12,046
                                                                   -------



--------------------------------------------------------------------------------

                                                   SHARES        VALUE (000)
--------------------------------------------------------------------------------
HEALTH CARE (10.4%)
   Abbott Laboratories                              9,500          $   345
   American Home Products                          44,000            1,735
   Baxter International                            48,600            3,053
   Becton Dickinson                                 4,100              110
   Bristol-Myers Squibb                            12,800              822
   Cardinal Health                                 43,734            2,094
   Eli Lilly                                       13,800              918
   Health Management
     Associates, Cl A*                              7,700              103
   Healthsouth*                                    35,902              193
   Medtronic                                        6,300              230
   Merck                                           18,400            1,234
   Schering Plough                                 13,700              578
   Tenet Healthcare*                               23,300              548
   Warner Lambert                                  19,900            1,631
   Watson Pharmaceuticals*                          8,600              308
                                                                   -------
                                                                    13,902
                                                                   -------
TECHNOLOGY (26.7%)
   ADC Telecommunications*                         30,200            2,191
   Analog Devices*                                  8,200              763
   BMC Software*                                    9,000              719
   Ceridian*                                       47,300            1,020
   Cisco Systems*                                  35,100            3,760
   Computer Sciences*                               8,100              766
   Comverse Technology*                             4,100              593
   Dell Computer*                                   1,300               66
   EMC*                                            18,300            1,999
   General Instrument*                              4,900              416
   Hewlett Packard                                  9,800            1,117
   Honeywell International                         44,212            2,551
   IBM                                             38,900            4,201
   Intel                                           22,900            1,885
   Lucent Technologies                             35,141            2,629
   Microsoft*                                      48,950            5,715
   Nortel Networks                                  5,400              545
   Sun Microsystems*                               35,200            2,726
   Texas Instruments                               21,800            2,112
                                                                   -------
                                                                    35,774
                                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  December 31, 1999

CAPITAL APPRECIATION FUND -- CONCLUDED
--------------------------------------------------------------------------------
                                                SHARES/FACE
                                               AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
TRANSPORTATION (0.1%)
   Delta Air Lines                                  1,400         $     70
   Southwest Airlines                               6,000               97
                                                                  --------
                                                                       167
                                                                  --------
Total Common Stocks
     (Cost $97,619)                                                122,377
                                                                  --------
PREFERRED STOCKS (1.9%)
COMMUNICATION SERVICES (0.3%)
   Cox Communications,
     CV to 0.8621 shares*                           4,500              438
                                                                  --------
CONSUMER STAPLES (0.7%)
   Suiza Capital Trust II,
     CV to 0.6390 share,
     Callable 04/02/01 @ 51.719                    25,000              856
                                                                  --------
ENERGY (0.9%)
   Apache,
     CV to 0.8197 shares                           20,000              710
   CMS Energy,
     CV to 0.783 shares                            15,600              528
                                                                  --------
                                                                     1,238
                                                                  --------
Total Preferred Stocks
     (Cost $2,625)                                                   2,532
                                                                  --------
CONVERTIBLE BONDS (1.3%)
   Echostar Communications,
     CV to 11.0035 shares,
     4.875%,01/01/07                              $   500              613
   Potomac Electric Power,
     CV to 29.5 shares,
     5.000%,09/01/02                                1,000              973
   Tower Automotive,
     CV to 38.6399 shares,
     5.000%, 08/01/04                                 300              249
                                                                  --------
Total Convertible Bonds
     (Cost $1,715)                                                   1,835
                                                                  --------



--------------------------------------------------------------------------------
                                                  FACE
                                               AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.2%)
   Morgan Stanley
     2.95%, dated 12/31/99,
     matures 01/03/00,
     repurchase price $8,315,946
     (collateralized by U.S. Agency
     Obligations: market value
     $8,483,409)                                 $8,316           $  8,316
                                                                  --------
Total Repurchase Agreement
     (Cost $8,316)                                                   8,316
                                                                  --------
Total Investments (100.7%)
   (Cost $110,275)                                                 135,060
                                                                  --------
OTHER ASSETS AND LIABILITIES, NET (-0.7%)                             (988)
                                                                  --------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 6,613,954 outstanding
     shares of beneficial interest                                 106,118
   Accumulated net realized gain on
     investments                                                     3,139
   Net unrealized appreciation on
     investments                                                    24,785
   Undistributed net investment income                                  30
                                                                  --------
Total Net Assets (100.0%)                                         $134,072
                                                                  ========
Net Asset Value, Offering and
   Redemption Price Per Share                                       $20.27
                                                                  ========
* NON-INCOME PRODUCING SECURITY
CL -- CLASS
CV -- CONVERTIBLE SECURITY

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 1999


INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                                   SHARES         VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS (77.9%)
AUSTRALIA (1.9%)
   Broken Hill Proprietary                            216          $     3
   Leighton Holdings                               39,600              153
   National Australia Bank                         12,665              194
                                                                   -------
                                                                       350
                                                                   -------
AUSTRIA (0.9%)
   Erste Bank                                       1,800               80
   Mayr-Melnhof Karton                              2,000               92
                                                                   -------
                                                                       172
                                                                   -------
BELGIUM (0.0%)
   Dexia Belgium-VVPR Strips*                           1               --
                                                                   -------
DENMARK (1.2%)
   Danisco                                          5,700              222
                                                                   -------
FRANCE (8.0%)
   Coflexip Stena Offshore                          2,275              165
   ISIS                                               500               30
   Lafarge                                          3,450              402
   Lagardere S.C.A.                                   200               11
   Rhone-Poulenc                                      600               35
   Suez Lyonnaise des Eaux                          1,660              266
   Technip                                          2,840              291
   Total Fina, Cl B                                 1,900              253
                                                                   -------
                                                                     1,453
                                                                   -------
GERMANY (3.6%)
   Henkel                                           3,680              243
   Metallgesellschaft                              20,250              406
                                                                   -------
                                                                       649
                                                                   -------
GREECE (0.9%)
   Hellenic Telecom Organization                    6,882              164
                                                                   -------
IRELAND (2.7%)
   Bank of Ireland                                 61,389              488
                                                                   -------

--------------------------------------------------------------------------------

                                                   SHARES        VALUE (000)
--------------------------------------------------------------------------------
ISRAEL (2.2%)
   ECI Telecommunications                          12,970          $   410
                                                                   -------
ITALY (3.9%)
   ENI                                             95,100              523
   Parmalat Finanziaria                            18,700               24
   Saipem                                          44,100              159
                                                                   -------
                                                                       706
                                                                   -------
JAPAN (14.7%)
   Aucnet                                           1,210               73
   East Japan Railway                                  82              442
   Fuji Electric                                   64,000              336
   Fuji Heavy Industries                           39,900              273
   KAO                                              7,300              208
   Kirin Brewery                                   18,000              189
   Matsushita Electric Industrial                  14,000              388
   NEC                                              7,000              167
   Obayashi                                        45,000              213
   Olympus Optical                                 11,000              156
   Sumitomo Heavy Industries                       38,000              104
   Toshiba                                         18,000              137
                                                                   -------
                                                                     2,686
                                                                   -------
NETHERLANDS (3.6%)
   IHC Caland                                       5,005              183
   KPN                                                 46                5
   Nutreco Holdings                                 9,800              302
   Unique International                             8,523              176
                                                                   -------
                                                                       666
                                                                   -------
NEW ZEALAND (1.1%)
   Fernz                                           30,700               70
   Fletcher Challenge Building                     83,145              123
                                                                   -------
                                                                       193
                                                                   -------
NORWAY (4.4%)
   Kvaerner                                         6,100              129


                                                                              11
Amounts designated as "--" are either $0 or have been rounded to $0.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 1999


INTERNATIONAL EQUITY FUND -- CONCLUDED
--------------------------------------------------------------------------------

                                                   SHARES         VALUE (000)
--------------------------------------------------------------------------------
NORWAY (CONTINUED)
   Petroleum Geo Services ADR*                     16,100          $   286
   Petroleum Geo Services*                         21,500              384
                                                                   -------
                                                                       799
                                                                   -------
PANAMA (0.4%)
   Banco Latinamericano
     de Exportaciones                               3,600               85
                                                                   -------
PHILIPPINES (0.5%)
   Ayala                                          302,000               88
                                                                   -------
SINGAPORE (1.9%)
   Asia Pulp & Paper ADR*                          21,900              172
   Overseas - Chinese Banking                      18,000              166
                                                                   -------
                                                                       338
                                                                   -------
SOUTH AFRICA (0.8%)
   Gold Fields ADR                                  6,800               31
   Gold Fields                                     13,600               65
   Harmony Gold ADR                                 4,600               29
   Harmony Gold                                     4,000               26
                                                                   -------
                                                                       151
                                                                   -------
SOUTH KOREA (0.7%)
   Hite Brewery Limited                             3,100              106
   Pohang Iron & Steel ADR                            800               28
                                                                   -------
                                                                       134
                                                                   -------
SPAIN (2.6%)
   Tabacalera, Cl A                                33,300              476
                                                                   -------
UNITED KINGDOM (21.9%)
   Allied Zurich                                   33,050              390
   Bass                                            20,460              255
   Billiton                                        28,700              170
   Diageo                                          64,066              516
   Glaxo Wellcome                                   6,139              174
   Granada Group                                   22,574              229
   Hanson                                          21,800              183



--------------------------------------------------------------------------------

                                                   SHARES        VALUE (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
   Imperial Tobacco Group                          36,100          $   298
   Invensys                                        62,000              338
   Reckitt & Colman                                22,200              208
   Rolls-Royce                                     85,300              295
   Royal & Sun Alliance Insurance                  47,200              360
   SmithKline Beecham                              18,919              242
   South African Breweries                         28,665              290
   Stagecoach Holdings                             21,000               49
                                                                   -------
                                                                     3,997
                                                                   -------
Total Foreign Common Stocks
     (Cost $13,981)                                                 14,227
                                                                   -------
Total Investments (77.9%)
   (Cost $13,981)                                                  $14,227
                                                                   =======
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 1999


MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

                                                   SHARES         VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (85.1%)
BASIC MATERIALS (3.2%)
   Stillwater Mining*                              31,300          $   998
                                                                   -------
CAPITAL GOODS (2.0%)
   Herman Miller                                   10,200              235
   L-3 Communications*                              9,400              391
                                                                   -------
                                                                       626
                                                                   -------
COMMUNICATION SERVICES (2.3%)
   Western Wireless, Cl A*                         10,600              708
   Winstar Communications*                             58                4
                                                                   -------
                                                                       712
                                                                   -------
CONSUMER CYCLICALS (12.2%)
   Abercrombie & Fitch, Cl A*                       9,600              256
   Answerthink Consulting Group*                   10,100              346
   Antec*                                           7,600              277
   BJ's Wholesale Club*                            11,700              427
   Harley-Davidson                                  5,600              359
   Men's Wearhouse*                                47,950            1,409
   Outback Steakhouse*                             10,000              259
   Pixar*                                           7,100              251
   Staff Leasing*                                  17,600              167
                                                                   -------
                                                                     3,751
                                                                   -------
CONSUMER STAPLES (11.7%)
   Dial                                            22,900              557
   Flowers Industries                               3,500               56
   Hertz, Cl A                                      9,300              466
   Imax*                                           33,500              917
   Nordstrom                                        6,600              173
   U.S. Foodservice*                               84,400            1,414
                                                                   -------
                                                                     3,583
                                                                   -------
ENERGY (12.9%)
   Apache                                           7,800              288
   BJ Services*                                     4,200              176
   Barrett Resources*                              16,200              477
   Burlington Resources                             8,200              271
   Cooper Cameron*                                  4,500              220
   Ensco International                             14,700              336
   Global Industries*                              11,300               97

--------------------------------------------------------------------------------

                                                   SHARES        VALUE (000)
--------------------------------------------------------------------------------
ENERGY (CONTINUED)
   Global Marine*                                  12,100          $   201
   Nabors Industries*                              10,700              331
   Potomac Electric Power                          15,100              346
   Precision Drilling*                             26,500              681
   Smith International*                             5,200              258
   Weatherford International*                       7,000              280
                                                                   -------
                                                                     3,962
                                                                   -------
FINANCIALS (9.5%)
   Bank United, Cl A                                8,000              218
   Colonial Bancgroup                              38,700              402
   Dime Bancorp                                    14,800              224
   First Virginia Banks                             7,600              327
   Hibernia, Cl A                                  24,200              257
   North Fork Bancorporation                       22,200              388
   Peoples Heritage Financial Group                19,400              292
   Reliastar Financial                             11,600              455
   Trustmark                                       16,600              359
                                                                   -------
                                                                     2,922
                                                                   -------
HEALTH CARE (5.7%)
   Forest Laboratories*                             7,100              436
   Jones Pharmaceuticals                           15,250              662
   Renal Care*                                     23,400              547
   VISX*                                            2,100              109
                                                                   -------
                                                                     1,754
                                                                   -------
TECHNOLOGY (24.0%)
   Concurrent Computer*                            11,400              213
   Cypress Semiconductor*                          15,800              512
   Flextronics International*                      25,400            1,168
   J.D. Edwards & Company*                         14,300              427
   Iona Technologies*                                 100                5
   Legato Systems*                                  5,400              372
   Luminant Worldwide Corp*                         2,000               91
   Nova*                                           19,187              606
   Parametric Technology*                          12,100              327
   RF Micro Devices*                                4,600              315
   Sanmina*                                         3,700              370
   Sawtek*                                         14,600              972
   Scientific-Atlanta                               7,800              434
   Symbol Technologies                             12,600              801

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 1999


MID-CAP EQUITY FUND -- CONCLUDED
--------------------------------------------------------------------------------
                                                 SHARES/FACE
                                                AMOUNT (000)       VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
   Vitesse Semiconductor*                           3,900          $   205
   Westinghouse Air Brake                           9,900              176
   Zoran*                                           6,700              374
                                                                   -------
                                                                     7,368
                                                                   -------
TRANSPORTATION (1.6%)
   CNF Transportation                              14,300              493
                                                                   -------
Total Common Stocks
     (Cost $22,327)                                                 26,169
                                                                   -------
PREFERRED STOCKS (5.0%)
   Adelphia Communications,
     CV to 2.4555 shares*                           5,100              959
   Globalstar Telecommunication,
     CV to 1.9263 shares                            6,000              438
   Winstar Communications Inc,
     CV to 16.1391 shares*                            100              135
                                                                   -------
Total Preferred Stocks
     (Cost $1,399)                                                   1,532
                                                                   -------
CONVERTIBLE BONDS (4.9%)
   Affymetrix,
     CV to 8.1301 shares,
     Callable 10/07/02 @ 102.50
     5.000%, 10/01/06                              $  150              223
   Chiron Convertible,
     CV to 34.59 shares,
     Callable 08/16/99 @ 95.08
     1.900%, 11/17/00                                 325              475
   Human Genome,
     CV to 6.9808 shares,
     Callable 12/20/02 @ 102.50
     5.000%, 12/15/06                                 125              150
   Sanmina,
     CV to 11.278 shares,
     Callable 05/06/02 @ 101.70
     4.250%, 05/01/04                                 150              198
   Sepracor,
     CV to 21.111 shares,
     Callable 02/18/01 @ 103.57
     6.250%, 02/15/05                                 215              464
                                                                   -------

--------------------------------------------------------------------------------
                                                    FACE
                                                AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (CONTINUED)
Total Convertible Bonds
     (Cost $1,090)                                                 $ 1,510
                                                                   -------
REPURCHASE AGREEMENT (3.7%)
   Morgan Stanley
     2.45%, dated 12/31/99,
     matures 01/03/00, repurchase
     price $1,146,308 (collateralized
     by a U.S. Treasury Note:
     market value $1,179,488)                      $1,146            1,146
                                                                   -------
Total Repurchase Agreement
     (Cost $1,146)                                                   1,146
                                                                   -------
Total Investments (98.7%)
   (Cost $25,962)                                                   30,357
                                                                   -------
OTHER ASSETS AND LIABILITIES, NET (1.3%)                               387
                                                                   -------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 2,022,497 outstanding
     shares of beneficial interest                                  23,469
   Accumulated net realized gain on
     investments                                                     2,875
   Net unrealized appreciation on
     investments                                                     4,395
   Undistributed net investment income                                   5
                                                                   -------
Total Net Assets (100.0%)                                          $30,744
                                                                   =======
Net Asset Value, Offering and
   Redemption Price Per Share                                      $ 15.20
                                                                   =======
* NON-INCOME PRODUCING SECURITY
CL -- CLASS
CV -- CONVERTIBLE SECURITY

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------




SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
                                                   SHARES        VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.6%)
BASIC MATERIALS (11.2%)
   Carpenter Technology                             9,400          $   258
   Lilly Industries Incorporated, Cl A             26,200              352
   Quixote                                         10,100              154
   Texas Industries                                 9,200              392
   Wausau-Mosinee Paper                             7,100               83
                                                                   -------
                                                                     1,239
                                                                   -------
CAPITAL GOODS (10.7%)
   American Woodmark                                5,500              133
   BHA Group Holdings                               6,100               48
   Fedders                                          2,100               12
   Fedders Cl A                                     8,000               41
   Gerber Scientific                                9,600              211
   Kaman                                           10,200              131
   Lindberg                                         8,700               67
   LSI Industries                                   8,500              184
   Milacron                                         1,100               17
   Precision Castparts                              7,900              207
   Smith (A.O.)                                     5,900              129
                                                                   -------
                                                                     1,180
                                                                   -------
CONSUMER CYCLICALS (21.5%)
   Bush Industries                                 11,300              194
   CBRL Group                                      16,100              156
   Chemed                                           4,000              114
   Federal Signal                                   8,400              135
   Grey Advertising                                   200               80
   Harman International                            12,400              696
   Interface                                       74,300              427
   Midas                                            5,000              109
   Pep Boys                                        15,100              138
   Phillips Van Heusen                             14,000              116
   Service Experts*                                14,200               83
   Stride Rite                                     20,100              131
                                                                   -------
                                                                     2,379
                                                                   -------



--------------------------------------------------------------------------------
                                                   SHARES        VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (22.0%)
   Bowne & Company                                 11,000          $   149
   Ingles Markets, Cl A                             9,600              107
   Pittston Brink's Group                          28,000              616
   Polaroid                                        28,200              531
   Smucker (J.M.), Cl B                             8,200              133
   Standard Register                                6,400              124
   Universal Foods                                 23,100              471
   Wolverine World Wide                            22,300              244
   York Group                                      14,100               61
                                                                   -------
                                                                     2,436
                                                                   -------
ENERGY (2.9%)
   Fletcher Challenge Energy ADR                    5,200              134
   Pennzoil-Quaker State                           18,000              183
                                                                   -------
                                                                       317
                                                                   -------
FINANCIALS (10.9%)
   Administradora de Fondos de
     Pensiones Provida ADR                          4,100               88
   Banco Latinamericano de
     Exportaciones, Cl E                            3,300               78
   Downey Financial                                 6,000              121
   Klamath First Bancorp                            7,000               83
   Mutual Risk Management                           8,400              141
   PXRE Group                                       7,400               96
   Scottish Annuity & Life                         12,700              104
   Seacoast Banking of Florida                      3,200               92
   Student Loan                                     4,300              214
   West Coast Bancorp                               6,160               83
   Westerfed Financial                              6,500               99
                                                                   -------
                                                                     1,199
                                                                   -------
HEALTH CARE (6.4%)
   Block Drug, Cl A                                 1,107               34
   Interim Services*                               23,950              593
   Vital Signs                                      3,400               78
                                                                   -------
                                                                       705
                                                                   -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 1999


SMALL CAP EQUITY FUND -- CONCLUDED
--------------------------------------------------------------------------------
                                                SHARES/FACE
                                                AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
SERVICE INDUSTRIES (1.0%)
   ABM Industries                                   5,400          $   110
                                                                   -------
TECHNOLOGY (1.6%)
   Innovex                                         10,000               94
   Pioneer-Standard Electronics                     5,500               79
                                                                   -------
                                                                       173
                                                                   -------
TRANSPORTATION (5.2%)
   Hunt J B Transportation Services                 6,900               96
   Knightsbridge Tankers Limited                    6,300               85
   Sea Containers                                  14,800              394
                                                                   -------
                                                                       575
                                                                   -------
UTILITIES (3.2%)
   Midcoast Energy Resources                        5,700               95
   Nui                                              7,000              185
   UGI                                              3,800               78
                                                                   -------
                                                                       358
                                                                   -------
Total Common Stocks
     (Cost $11,986)                                                 10,671
                                                                   -------
REPURCHASE AGREEMENT (2.9%)
   Morgan Stanley
     5.25%, dated 12/31/99,
     matures 01/03/00,
     repurchase price $320,990
     (collateralized by an U.S. Treasury
     Note: market value $330,546)                    $321              321
                                                                   -------
Total Repurchase Agreement
     (Cost $321)                                                       321
                                                                   -------
Total Investments (99.5%)
   (Cost $12,307)                                                   10,992
                                                                   -------
OTHER ASSETS AND LIABILITIES, NET (0.5%)                                55
                                                                   -------



--------------------------------------------------------------------------------

                                                                 VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited authorization
     -- no par value) based on 1,386,363
     outstanding shares of beneficial interest                     $14,071
   Accumulated net realized loss on
     investments                                                    (1,726)
   Net unrealized depreciation on
     investments                                                    (1,315)
   Undistributed net investment income                                  17
                                                                   -------
Total Net Assets (100.0%)                                          $11,047
                                                                   =======

Net Asset Value, Offering and Redemption
   Price Per Share                                                   $7.97
                                                                   =======
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------




VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------

                                                   SHARES        VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.6%)
BASIC MATERIALS (5.5%)
   Allegheny Technologies                          38,700          $   868
   B.F. Goodrich                                   42,100            1,158
   Boise Cascade                                   30,800            1,247
   Consolidated Papers                             14,800              471
   Hercules                                        39,300            1,095
   Rohm & Haas                                     19,300              785
                                                                   -------
                                                                     5,624
                                                                   -------
CAPITAL GOODS (15.6%)
   Cooper Industries                               38,200            1,545
   Crown Cork & Seal                               27,500              615
   Emerson Electric                                30,300            1,738
   General Dynamics                                21,300            1,124
   Harris                                          29,100              777
   Hubbell, Cl B                                   38,900            1,060
   Minnesota Mining & Manufacturing                13,500            1,321
   National Service Industries                     40,500            1,195
   Northrop Grumman                                21,000            1,135
   Pactiv*                                         44,300              471
   Pall                                            38,700              834
   Perkinelmer                                     30,600            1,276
   Sonoco Products                                 52,800            1,201
   Thomas & Betts                                  25,800              822
   W.W. Grainger                                   15,800              755
                                                                   -------
                                                                    15,869
                                                                   -------
COMMUNICATION SERVICES (8.1%)
   Alltel                                          10,900              901
   AT&T                                            39,500            2,005
   GTE                                             40,300            2,844
   SBC Communications                              40,100            1,955
   Sprint                                           8,300              559
                                                                   -------
                                                                     8,264
                                                                   -------
CONSUMER CYCLICALS (9.5%)
   Albertson's                                     45,700            1,474
   American Greetings, Cl A                        36,300              858
   Dana                                            36,000            1,078
   Genuine Parts                                   42,700            1,059

--------------------------------------------------------------------------------

                                                   SHARES        VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS (CONTINUED)
   H&R Block                                       18,600          $   814
   J.C. Penney                                     25,400              506
   Masco                                           78,400            1,989
   Ryder                                           42,000            1,026
   Stanley Works                                   29,800              898
                                                                   -------
                                                                     9,702
                                                                   -------
CONSUMER STAPLES (15.1%)
   Bestfoods                                       49,100            2,581
   ConAgra                                        107,300            2,421
   Dean Foods                                      15,900              632
   Flowers Industries                              41,900              668
   Fort James Corp.                                27,300              747
   Fortune Brands                                  37,000            1,223
   H.J. Heinz                                      28,600            1,139
   International Flavors & Fragrances              49,100            1,854
   Kimberly Clark                                  36,300            2,369
   Newell Rubbermaid                               36,200            1,050
   Wallace Computer Services                       40,700              677
                                                                   -------
                                                                    15,361
                                                                   -------
ENERGY (6.5%)
   Conoco, Cl B                                    91,372            2,273
   Exxon Mobil                                     12,100              975
   Montana Power                                   10,900              393
   Texaco                                          36,500            1,982
   Unocal                                          28,200              946
                                                                   -------
                                                                     6,569
                                                                   -------
FINANCIALS (19.0%)
   Allstate                                        73,500            1,764
   American Financial Group                        27,800              733
   American General                                15,800            1,199
   AmSouth Bancorp                                 61,404            1,186
   Bank of America                                 45,900            2,304
   Bank One                                        16,300              523
   Fleet Boston Financial                          46,729            1,627
   Hibernia, Cl A                                  59,000              627
   KeyCorp                                         27,800              615
   Paine Webber Group                              36,700            1,424

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 1999


VALUE INCOME STOCK FUND -- CONCLUDED
--------------------------------------------------------------------------------
                                                SHARES/FACE
                                                AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
FINANCIALS (CONTINUED)
   PNC Bank                                        34,400          $ 1,531
   Reliastar Financial                             22,600              886
   Summit Bancorp                                  38,900            1,191
   Torchmark                                       36,400            1,058
   U.S. Bancorp                                    22,800              543
   Union Planters                                  22,036              869
   Unumprovident                                   39,500            1,266
                                                                   -------
                                                                    19,346
                                                                   -------
HEALTH CARE (7.2%)
   American Home Products                          35,400            1,396
   Bausch & Lomb                                   13,700              938
   Baxter International                            54,600            3,430
   Pharmacia Upjohn ADR                            35,700            1,606
                                                                   -------
                                                                     7,370
                                                                   -------
TECHNOLOGY (2.2%)
   IBM                                             20,200            2,182
                                                                   -------
UTILITIES (2.9%)
   GPU                                             25,300              757
   Questar                                         58,700              880
   Scana                                           48,300            1,298
                                                                   -------
                                                                     2,935
                                                                   -------
Total Common Stocks
     (Cost $100,532)                                                93,222
                                                                   -------
REPURCHASE AGREEMENT (8.3%)
   Morgan Stanley
     2.95%, dated 12/31/99, matures
     01/03/00, repurchase price
     $8,404,169 (collateralized by
     U.S. Agency Obligations:
     market value $8,597,949)                     $ 8,404            8,404
                                                                   -------
Total Repurchase Agreement
     (Cost $8,404)                                                 $ 8,404
                                                                   -------
--------------------------------------------------------------------------------

                                                                 VALUE (000)
--------------------------------------------------------------------------------
Total Investments (99.9%)
   (Cost $108,936)                                                $101,626
                                                                  --------
OTHER ASSETS AND LIABILITIES, NET (0.1%)                               115
                                                                  --------
NET ASSETS:
   Portfolio Shares (unlimited authorization
     -- no par value) based on 7,690,109
     outstanding shares of beneficial interest                     104,685
   Accumulated net realized gain on
     investments                                                     4,164
   Net unrealized appreciation on
     investments                                                    (7,310)
   Undistributed net investment income                                 202
                                                                  --------
Total Net Assets (100.0%)                                         $101,741
                                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share                                                  $13.23
                                                                  ========
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------




INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------
                                                    FACE
                                                AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (24.0%)
   U.S. Treasury Bonds
     7.500%, 11/15/16                              $1,200          $ 1,284
     8.750%, 08/15/20                                 500              606

   U.S. Treasury Notes
     6.000%, 08/15/09                               3,225            3,124
     6.125%, 08/15/29                                 220              210
                                                                   -------
Total U.S. Treasury Obligations
     (Cost $5,362)                                                   5,224
                                                                   -------
CORPORATE OBLIGATIONS (65.3%)
FINANCE (48.1%)
   Aon
     6.900%, 07/01/04                                 650              638
   Aristar Inc
     7.250%, 06/15/06                                 500              487
   Associates
     6.250%, 11/01/08                                 450              416
   Bank of America
     6.625%, 06/15/04                                 400              390
   Cit Group Holdings
     6.500%, 06/14/02                                 350              345
   Conseco
     6.400%, 06/15/01                                 450              442
     8.500%, 10/15/02                                 425              431
     6.800%, 06/15/05                                 350              325
   Countrywide Home Loan
     6.850%, 06/15/04                                 300              294
   Countrywide Home Loan, MTN
     6.510%, 02/11/05                                 300              285
   Donaldson Lufkin Jenrette, MTN
     6.150%, 05/04/04                                 200              189
   Finova Capital
     7.250%, 07/12/06                                 500              491
   Finova Capital, MTN
     7.300%, 09/22/03                                 550              545
   Ford Motor Credit
     6.125%, 04/28/03                                 750              726



--------------------------------------------------------------------------------
                                                    FACE
                                                AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
FINANCE (CONTINUED)
   General Electric Capital, Ser A, MTN
     6.267%, 07/23/03                              $  750          $   730
     6.810%, 11/03/03                                 300              297
   Great Western Financial
     8.600%, 02/01/02                                 140              143
   Heller Financial, Ser I, MTN
     6.500%, 07/22/02                                 500              491
   Household Finance
     7.200%, 07/15/06                                 450              440
   Paine Webber Group, Ser C, MTN
     6.020%, 04/22/02                                 500              484
   Provident
     7.000%, 07/15/18                                 550              478
   Salomon
     7.300%, 05/15/02                                 100              100
   Salomon Smith Barney
     6.250%, 01/15/05                                 250              236
   Reliastar Financial
     8.000%, 10/30/06                                 250              252
     6.500%, 11/15/08                                 350              320
   Wachovia
     5.625%, 12/15/08                                 250              220
   Washington Mutual
     7.500%, 08/15/06                                 250              247
                                                                   -------
                                                                    10,442
                                                                   -------
INDUSTRIAL (13.6%)
   AT&T
     6.500%, 03/15/29                                 425              363
   Cooper Tire & Rubber
     7.750%, 12/15/09                                 400              390
   Dow Chemical
     7.375%, 11/01/29                                 175              168
   Dillards
     6.430%, 08/01/04                                 450              423
   Marriot International
     7.875%, 09/15/09                                 250              246
   Philip Morris
     7.500%, 04/01/04                                 150              147

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 1999


INVESTMENT GRADE BOND FUND -- CONCLUDED
--------------------------------------------------------------------------------
                                                    FACE
                                                 AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
INDUSTRIAL (CONTINUED)
   Procter & Gamble
     6.875%, 09/15/09                              $  200          $   196
   Sprint Capital
     6.900%, 05/01/19                                 400              364
   Times Mirror
     7.450%, 10/15/09                                 175              173
   Wal-Mart Stores
     6.875%, 08/10/09                                 500              487
                                                                   -------
                                                                     2,957
                                                                   -------
UTILITIES (3.6%)
   Florida Power & Light
     5.875%, 04/01/09                                 550              493
   Trans-Canada Pipelines
     7.150%, 06/15/06                                 300              291
                                                                   -------
                                                                       784
                                                                   -------
Total Corporate Obligations
     (Cost $14,639)                                                 14,183
                                                                   -------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (8.5%)
   FHLMC
     5.750%, 03/15/09                                 875              799
   FNMA
     6.250%, 05/15/29                               1,175            1,049
                                                                   -------
Total U.S. Agency Mortgage-Backed
     Obligations (Cost $1,875)                                       1,848
                                                                   -------
REPURCHASE AGREEMENT (0.6%)
   Morgan Stanley
     5.25%, dated 12/31/99,
     matures 01/03/00,
     repurchase price $130,801
     (collateralized by an U.S.
     Treasury Note: market value
     $134,694)                                        131              131
                                                                   -------
Total Repurchase Agreement
     (Cost $131)                                                       131
                                                                   -------
--------------------------------------------------------------------------------

                                                                 VALUE (000)
--------------------------------------------------------------------------------
Total Investments (98.4%)
   (Cost $22,007)                                                  $21,386
                                                                   -------
OTHER ASSETS AND LIABILITIES, NET (1.6%)                               347
                                                                   -------
NET ASSETS:
   Portfolio Shares (unlimited authorization
     -- no par value) based on 2,232,687
     outstanding shares of beneficial interest                      22,767
   Accumulated net realized loss on
     investments                                                      (413)
   Net unrealized depreciation on
     investments                                                      (621)
                                                                   -------
Total Net Assets (100.0%)                                          $21,733
                                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share                                                   $9.73
                                                                   =======

FHLMC -- FEDERAL HOME LOAN MORTGAGE COMPANY
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
SER -- SERIES

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       THIS PAGE LEFT INTENTIONALLY BLANK

STATEMENTS OF ASSETS AND LIABILITIES (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 1999

                                                                                    ----------       -------------      ------------
                                                                                      GROWTH         INTERNATIONAL        QUALITY
                                                                                    AND INCOME          EQUITY          GROWTH STOCK
                                                                                     FUND (1)            FUND             FUND (1)
                                                                                    ----------       -------------      ------------
Assets:
   Investments at Market Value (Cost $--, $13,981 and $--respectively) ............   $   --           $14,227              $  --
   Cash ...........................................................................       10               781                 10
   Foreign Currency (Cost $--, $3,243 and $-- respectively) .......................       --             3,237                 --
   Receivable for Investment Securities Sold ......................................       --               488                 --
   Receivable for Portfolio Shares Purchased ......................................       --                19                 --
   Other Assets ...................................................................       --                58                 --
                                                                                      ------           -------              -----
   Total Assets ...................................................................       10            18,810                 10
                                                                                      ------           -------              -----
Liabilities:
   Payable for Investment Securities Purchased ....................................       --               429                 --
   Payable for Portfolio Shares Redeemed ..........................................       --                78                 --
   Accrued Expenses ...............................................................       --                31                 --
   Other Liabilities ..............................................................       --                 4                 --
                                                                                      ------           -------              -----
   Total Liabilities ..............................................................       --               542                 --
                                                                                      ------           -------              -----
Net Assets:
   Portfolio Shares (unlimited authorization -- no par value) based on 1,010,
     1,311,236, 1,010, respectively, outstanding shares of
     beneficial interest ..........................................................       10            15,183                 10
   Undistributed net investment income ............................................       --               149                 --
   Accumulated net realized gain on investments ...................................       --             2,847                 --
   Accumulated net realized loss on foreign currency transactions .................       --              (148)                --
   Net unrealized depreciation on forward foreign currency contracts, foreign currency, and translation of other assets
     and liabilities in foreign currency ..........................................       --                (9)                --
   Net unrealized appreciation on investments .....................................       --               246                 --
                                                                                      ------           -------             ------
Total Net Assets ..................................................................      $10           $18,268                $10
                                                                                      ======           =======             ======
Net Asset Value, Offering and Redemption Price Per Share ..........................   $10.00            $13.93             $10.00
                                                                                      ======           =======             ======

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commenced operations December 30, 1999.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                              QUALITY             VALUE
                                            CAPITAL        GROWTH    INTERNATIONAL  MID-CAP   GROWTH  SMALL CAP  INCOME  INVESTMENT
                                          APPRECIATION   AND INCOME     EQUITY       EQUITY   STOCK    EQUITY     STOCK     GRADE
                                              FUND         FUND (1)      FUND         FUND    FUND (1)  FUND      FUND    BOND FUND
                                          ------------   ----------  ------------   --------  -------- -------- -------- ----------
Investment Income:
   Interest Income                            $  465      $ --        $   36         $  72     $ --     $   12   $  547   $ 1,360
   Dividend Income                             1,188        --           366           202       --        271    2,548        --
   Less: Foreign Taxes Withheld                   --        --           (27)           --       --         (1)      --        --
                                             -------      ----        ------         -----     ----     ------   ------   -------
       Total Investment Income                 1,653        --           375           274       --        282    3,095     1,360
                                             -------      ----        ------         -----     ----     ------   ------   -------
Expenses:
   Investment Advisory Fees                    1,408        --           232           331       --        134      853       159
   Less: Investment Advisory
     Fees Waived                                (252)       --           (73)         (100)      --        (73)      (8)      (94)
   Administrator Fees                             62        --            75            62       --         62       62        62
   Custody Fees                                   48        --            30             7       --          3       30         8
   Transfer Agent Fees                            34        --             4             8       --          3       25         4
   Professional Fees                              60        --             6            11       --          5       26        10
   Trustee Fees                                    5        --             1             1       --         --        3         1
   Registration Fees                               6        --            --            --       --         --        4         1
   Printing Expenses                              26        --             3             5       --          2        8         5
   Pricing Fees                                    3        --            15             1       --         --        2         1
   Insurance and Other Fees                        4        --            --             1       --          1        4         1
   Amortization of Deferred
     Organization Costs                            4        --             3             4       --          2        4         4
                                             -------      ----         -----         -----     ----     ------  -------   -------
       Total Expenses                          1,408        --           296           331       --        139    1,013       162
                                             -------      ----         -----         -----     ----     ------  -------   -------
         Net Investment Income (Loss)            245        --            79           (57)      --        143    2,082     1,198
                                             -------      ----         -----         -----     ----     ------  -------   -------
   Net Realized Gain (Loss) on
     Securities Sold                           4,287        --         2,891         2,943       --     (1,194)   4,217      (403)
   Net Realized Loss on Foreign
     Currency Transactions                        --        --          (121)           --       --         --       --        --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments             5,562        --        (1,281)          789       --        349   (9,964)   (1,128)
   Net Change in Unrealized Depreciation
     on Forward Currency Contracts,
     Foreign Currency, and Translation
     of Other Assets and Liabilities
     in Foreign Currency                          --        --           (11)           --       --         --       --        --
                                             -------      ----        ------       -------     ----     ------  -------   -------
         Net Realized and Unrealized
           Gain (Loss) on Investments
           and Foreign Currency                9,849        --         1,478         3,732       --       (845)  (5,747)   (1,531)
                                             -------      ----        ------      --------     ----     ------  -------   -------
Increase (Decrease) in Net Assets
   from Operations                           $10,094      $ --        $1,557)       $3,675     $ --     $ (702) $(3,665)  $  (333)
                                             =======      ====        ======      ========     ====     ======  =======   =======


Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commenced operations on December 30, 1999.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST

                                                              CAPITAL APPRECIATION   GROWTH AND      INTERNATIONAL
                                                                      FUND           INCOME FUND       EQUITY FUND
                                                              --------------------   -----------   ---------------------
                                                              01/01/99-   01/01/98-  12/30/99 (1)-  01/01/99-   01/01/98-
                                                              12/31/99    12/31/98     12/31/99     12/31/99    12/31/98
                                                              --------    --------   ------------   --------  ----------
Investment Activities:
   Net Investment Income (Loss)                                $   245   $    356     $     --     $     79    $   108
   Net Realized Gain (Loss) on Investments and
     Foreign Currency Transactions                               4,287      7,815           --        2,770        255
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments                                              5,562     12,917           --       (1,281)     1,029
   Net Change in Unrealized Appreciation (Depreciation)
     on Forward Foreign Currency Contracts, Foreign
     Currency, and Translation of Other Assets and
     Liabilities in Foreign Currency                                --         --           --          (11)         2
                                                               --------  --------     --------     --------   --------
   Increase (Decrease) in Net Assets Resulting from
     Operations                                                  10,094    21,088           --        1,557      1,394
                                                               --------  --------     --------     --------   --------
Distributions to Shareholders:

   Net Investment Income                                           (275)     (356)          --          (93)       (21)
   Capital Gains                                                 (8,721)   (8,084)          --         (271)      (113)
                                                               --------  --------     --------     --------   --------
   Total Distributions                                           (8,996)   (8,440)          --         (364)      (134)
                                                               --------  --------     --------     --------   --------
Capital Transactions:
   Proceeds from Shares Issued                                   24,657    26,149           10        2,079      5,290
   Reinvestment of Cash Distributions                             8,996     8,440           --          364        134
   Cost of Shares Repurchased                                    (6,239)   (3,554)          --       (4,294)    (1,605)
                                                               --------  --------     --------     --------   --------
   Increase (Decrease) in Net Assets from
     Capital Transactions                                        27,414    31,035           10       (1,851)     3,819
                                                               --------  --------     --------     --------   --------
   Total Increase (Decrease) in Net Assets                       28,512    43,683           10         (658)     5,079
                                                               --------  --------     --------     --------   --------
Net Assets:
   Beginning of Period                                          105,560    61,877           --       18,926     13,847
                                                               --------  --------     --------     --------   --------
   End of Period                                               $134,072  $105,560     $     10      $18,268    $18,926
                                                               ========  ========     ========     ========   ========
Shares Issued and Redeemed:
   Shares Issued                                                  1,202     1,374            1          156        406
   Shares Issued in Lieu of Cash Distributions                      460       510           --           27         11
   Shares Redeemed                                                 (314)     (200)          --         (322)      (134)
                                                               --------  --------     --------     --------   --------
   Net Share Transactions                                         1,348     1,684            1         (139)       283
                                                               ========  ========     ========     ========   ========

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commenced operations on December 30, 1999.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                    MID-CAP          QUALITY GROWTH          SMALL CAP                VALUE INCOME             INVESTMENT GRADE
                  EQUITY FUND          STOCK FUND           EQUITY FUND                STOCK FUND                 BOND FUND
            --------------------   ----------------   --------------------       --------------------      -------------------------
            01/01/99-  01/01/98-    12/30/99 (1)-     01/01/99-  01/01/98-       01/01/99-  01/01/98-      01/01/99-   01/01/98-
            12/31/99   12/31/98       12/31/99        12/31/99   12/31/98        12/31/99   12/31/98       12/31/99    12/31/98
            --------   ---------    ------------      ---------  ---------       ---------  ---------      ---------   ---------

         $    (57)    $   (80)        $   --         $   143     $  143         $ 2,082     $ 1,696        $ 1,198     $   752

            2,943         485             --          (1,194)      (532)          4,217       8,551           (403)        268

              789       1,389             --             349     (1,561)         (9,964)     (2,853)        (1,128)        251



               --          --             --              --         --              --          --             --          --
          -------     -------         ------         -------    -------        --------     -------        -------     -------

            3,675       1,794             --            (702)    (1,950)         (3,665)      7,394           (333)      1,271
          -------     -------         ------         -------    -------        --------     -------        -------     -------


               --          --             --            (146)      (143)         (2,105)     (1,696)        (1,196)       (754)
             (475)     (2,305)            --              --         --          (8,555)     (6,777)          (262)         --
          -------     -------         ------         -------    -------        --------     -------        -------     -------
             (475)     (2,305)            --            (146)      (143)        (10,660)     (8,473)        (1,458)       (754)
          -------     -------         ------         -------    -------        --------     -------        -------     -------

            1,583       7,168             10           1,442      8,463          12,332      23,136          7,882       9,749
              475       2,305             --             146        143          10,660       8,473          1,458         755
           (5,589)     (1,800)            --          (2,838)      (931)         (5,685)     (4,518)        (5,052)     (1,687)
          -------     -------         ------         -------    -------        --------     -------        -------     -------

           (3,531)      7,673             10          (1,250)     7,675          17,307      27,091          4,288       8,817
          -------     -------         ------         -------    -------        --------     -------        -------     -------
             (331)      7,162             10          (2,098)     5,582           2,982      26,012          2,497       9,334
          -------     -------         ------         -------    -------        --------     -------        -------     -------

           31,075      23,913             --          13,145      7,563          98,759      72,747         19,236       9,902
          -------     -------         ------         -------    -------        --------     -------        -------     -------
          $30,744     $31,075         $   10         $11,047    $13,145        $101,741     $98,759        $21,733     $19,236
          =======     =======         ======         =======    =======        ========     =======        =======     =======

              117         509              1             180        868             800       1,451            772         936
               35         216             --              19         16             734         622            146          72
             (420)       (145)            --            (363)      (107)           (392)       (307)          (504)       (161)
          -------     -------         ------         -------    -------        --------     -------        -------      ------
             (268)        580              1            (164)       777           1,142       1,766            414         847
          =======     =======         ======         =======    =======        ========     =======        =======      ======



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  FOR THE PERIODS ENDED THROUGH DECEMBER 31,

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD





                                                          NET          NET REALIZED AND                               DISTRIBUTIONS
                                  NET ASSET VALUE     INVESTMENT   UNREALIZED GAINS (LOSSES)  DISTRIBUTIONS FROM      FROM REALIZED
                                BEGINNING OF PERIOD  INCOME (LOSS)      ON INVESTMENTS       NET INVESTMENT INCOME    CAPITAL GAINS
                                -------------------  ------------- ------------------------  ---------------------   --------------
CAPITAL APPRECIATION FUND (A)
           1999                           $20.04           $ 0.04              $ 1.65              $(0.04)               $(1.42)
           1998                            17.27             0.07                4.54               (0.08)                (1.76)
           1997                            13.06             0.10                4.63               (0.10)                (0.42)
           1996                            10.66             0.12                2.40               (0.12)                  --
           1995 (1)                        10.00             0.04                0.66               (0.04)                  --
GROWTH AND INCOME FUND
           1999 (2)                       $10.00           $  --               $  --               $  --                 $  --
INTERNATIONAL EQUITY FUND
           1999                           $13.05           $ 0.03              $ 1.11              $(0.07)               $(0.19)
           1998                            11.87             0.10                1.17               (0.01)                (0.08)
           1997                            10.16             0.03                1.68                 --                    --
           1996 (3)                        10.00             0.01                0.16               (0.01)                  --
MID-CAP EQUITY FUND (B)
           1999                           $13.56           $(0.03)             $ 1.90              $  --                 $(0.23)
           1998                            13.97              --                 0.70                 --                  (1.11)
           1997                            11.86            (0.01)               2.64               (0.01)                (0.51)
           1996                            10.27             0.06                1.59               (0.06)                  --
           1995 (1)                        10.00             0.05                0.27               (0.05)                  --
QUALITY GROWTH STOCK FUND
           1999 (2)                       $10.00           $  --               $  --               $  --                 $  --
SMALL CAP EQUITY FUND
           1999                           $ 8.48           $ 0.10              $(0.51)             $(0.10)               $  --
           1998                             9.77             0.12               (1.30)              (0.11)                  --
           1997 (4)                        10.00             0.03               (0.23)              (0.03)                  --
VALUE INCOME STOCK FUND
           1999                           $15.08           $ 0.29              $(0.63)             $(0.29)               $(1.22)
           1998                            15.21             0.27                1.02               (0.28)                (1.14)
           1997                            12.41             0.28                3.02               (0.28)                (0.22)
           1996                            10.67             0.23                1.74               (0.23)                  --
           1995 (1)                        10.00             0.06                0.67               (0.06)                  --
INVESTMENT GRADE BOND FUND
           1999                           $10.58           $ 0.56              $(0.73)             $(0.56)               $(0.12)
           1998                            10.19             0.54                0.39               (0.54)                  --
           1997                             9.92             0.58                0.27               (0.58)                  --
           1996                            10.25             0.54               (0.33)              (0.54)                  --
           1995 (1)                        10.00             0.13                0.25               (0.13)                  --

(A) During the fiscal year ended December 31, 1999, the Capital Growth Fund changed its name to the Capital Appreciation Fund.
(B) During the fiscal year ended December 31, 1996, the Aggressive Growth Fund changed its name to the Mid-Cap Equity Fund.
(1) Commenced operations on October 2, 1995. All ratios for the period have been annualized.
(2) Commenced operations on December 30, 1999. All ratios for the period have been annualized.
(3) Commenced operations on November 7, 1996. All ratios for the period have been annualized.
(4) Commenced operations on October 22, 1997. All ratios for the period have been annualized.
 +  Returns are for the period indicated and have not been annualized.

26
   THE ACCOMPANYING NOTES ARE NOT AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                 RATIO OF
                                                                           RATIO OF            EXPENSES TO
       NET ASSET                     NET ASSETS          RATIO OF        NET INVESTMENT    AVERAGE NET ASSETS
       VALUE END       TOTAL          END OF           EXPENSES TO      INCOME (LOSS) TO   (EXCLUDING WAIVERS
      OF PERIOD        RETURN+      PERIOD (000)    AVERAGE NET ASSETS  AVERAGE NET ASSETS  AND REIMBURSEMENTS)
      ----------      --------      -----------     ------------------  ------------------  ------------------
       $20.27          8.73%         $134,072            1.15%               0.20%               1.36%
        20.04         28.97           105,560            1.15                0.43                1.41
        17.27         36.54            61,877            1.15                0.70                1.60
        13.06         23.75            25,189            1.15                1.15                2.43
        10.66          6.96             3,778            1.15                1.69                6.18

       $10.00            --          $     10            1.20%                 --                1.20%

       $13.93          8.81%         $ 18,268            1.60%               0.42%               1.99%
        13.05         10.80            18,926            1.60                0.63                2.07
        11.87         16.84            13,847            1.60                0.41                2.93
        10.16          1.70               995            1.60                1.83               31.39

       $15.20         14.00%         $ 30,744            1.15%              (0.20)%              1.50%
        13.56          7.16            31,075            1.15               (0.29)               1.53
        13.97         22.23            23,913            1.15               (0.07)               1.77
        11.86         16.05            14,294            1.15                0.58                2.79
        10.27          3.19             3,409            1.15                2.22                6.34

       $10.00            --         $      10            1.30%                 --                 1.30%

       $ 7.97         (4.78)%       $  11,047            1.20%               1.23%               1.83%
         8.48        (12.18)           13,145            1.20                1.23                1.89
         9.77         (2.05)            7,563            1.20                1.62                2.66

       $13.23         (3.00)%        $101,741            0.95%               1.95%               0.96%
        15.08          9.69            98,759            0.95                1.90                1.11
        15.21         26.82            72,747            0.95                2.09                1.23
        12.41         18.64            31,216            0.95                2.45                1.95
        10.67          7.31             4,015            0.95                2.98                5.72

       $ 9.73         (1.67)%        $ 21,733            0.75%               5.56%               1.19%
        10.58          9.38            19,236            0.75                5.19                1.34
        10.19          8.84             9,902            0.75                5.81                1.58
         9.92          2.29             8,039            0.75                5.54                2.78
        10.25          3.68             3,115            0.75                5.04                6.05

         RATIO OF
       NET INVESTMENT
     INCOME (LOSS) TO
    AVERAGE NET ASSETS         PORTFOLIO
    EXCLUDING WAIVERS          TURNOVER
    AND REIMBURSEMENTS)          RATE
    ------------------        ----------
        (0.01)%                 168.04%
         0.17                   219.17
         0.25                   195.86
        (0.13)                  148.48
        (3.34)                    8.05

           --                       --

         0.03%                  207.32%
         0.16                   128.93
        (0.92)                   99.14
       (27.96)                      --

        (0.55)%                 122.22%
        (0.67)                   92.27
        (0.69)                  138.98
        (1.06)                  139.60
        (2.97)                   13.29

           --                       --

         0.60%                   63.13%
         0.54                    49.10
         0.16                     4.11

         1.94%                   80.30%
         1.74                    76.36
         1.81                   104.84
         1.45                    79.80
        (1.79)                    7.17

         5.12%                  243.18%
         4.60                   183.13
         4.98                   219.22
         3.51                   303.30
        (0.26)                  108.55



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  DECEMBER 31, 1999


1. Organization

The STI Classic Variable Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with eight funds: the Capital Appreciation Fund, (formerly Capital Growth Fund), the Growth and Income Fund, the International Equity Fund, the Mid-Cap Equity Fund, the Quality Growth Stock Fund, the Small Cap Equity Fund, the Value Income Stock Fund (collectively "the Equity Funds") and the Investment Grade Bond Fund. The Growth and Income Fund and Quality Growth Stock Fund commenced operations on December 30, 1999. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of each Fund's investment objective, policies and strategies.


2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust. These policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are valued at the last quoted sales price, if readily available for such equity securities, on each business day. If there is no such reported sale, these securities, and unlisted securities for which market quotations are readily available, are valued at the most recently quoted bid price. Foreign securities in the International Equity Fund are valued based upon quotations from the primary market in which they are traded.

     Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less until maturity may be valued either at the most recently quoted bid price or at their amortized cost.

     Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Trustees.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Dividend income is recognized on ex-dividend date, and interest income is recognized on an accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. The cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the applicable holding period. Purchase discounts and premiums on securities are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the repurchase agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

--------------------------------------------------------------------------------





     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day. It is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares. The offering price per share for the shares of the Investment Grade Bond and Equity Funds is the net asset value per share.

     FOREIGN CURRENCY TRANSACTIONS -- With respect to the International Equity Fund, the books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     [Bullet] market value of investment securities, assets and liabilities at the current rate of exchange; and

     [Bullet] purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

     The International Equity Fund reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     OTHER -- Distributions from net investment income for the Investment Grade Bond Fund are declared daily and paid monthly to shareholders. Distributions from net investment income for the Capital Appreciation Fund, the Growth and Income Fund, the Mid-Cap Equity Fund, the Quality Growth Stock Fund, the Small Cap Equity Fund and the Value Income Stock Fund are declared and paid quarterly to shareholders. Distributions from net investment income for the International Equity Fund are declared and paid annually to shareholders. Any net realized capital gains are distributed to shareholders at least annually.

     In accordance with the Statement of Position 93-2, the International Equity Fund and Mid-Cap Equity Fund reclassed $44,686 and $56,636, respectively, from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income in the Statement of Assets and Liabilities and the Statement of Net Assets, respectively. This reclassification, which has no impact on the net asset value of the Funds, is primarily attributable to net operating losses and differences in the computation of distributable income under Federal income tax rules versus generally accepted accounting principles.

     Expenses related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets.

     USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

3. Administration and Distribution Agreements

The Trust and SEI Investments Mutual Funds Services (the "Administrator") are parties to an administration agreement (the "Administration Agreement") dated August 18, 1995 as amended November 19, 1997 and March 1, 1999. Under the terms of the Administration Agreement the Administrator is entitled to a fee, subject to a minimum, (expressed as a percentage of the combined average daily net assets of the Trust and the STI

NOTES TO FINANCIAL STATEMENTS (Concluded)
--------------------------------------------------------------------------------

STI CLASSIC VARIABLE TRUST  DECEMBER 31, 1999

Classic Funds) of: .12% up to $1 billion, .09% on the next $4 billion, .07% on the next $3 billion, .065% on the next $2 billion, and .06% for over $10 billion.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated August 2, 1995 under which Federated Services Company provides transfer agency services to the Trust.

The Trust and SEI Investments Distribution Co. ("the Distributor") are parties to a Distribution Agreement dated August 18, 1995. The Distributor receives no fees for its services under this agreement.

4. Investment Advisory Agreement

Investment advisory services are provided to the Trust by STI Capital
 Management, N.A. ("STI Capital"), and Trusco Capital Management, Inc. ("Trusco"). Under the terms of the investment advisory agreements, STI Capital is entitled to receive a fee from the Fund, computed daily and paid monthly, at an annual rate of .74%, 1.15%, .80%, 1.15%, 1.15% and 1.25% of the average daily net assets of the Investment Grade Bond Fund, Capital Appreciation Fund, Value Income Stock Fund, Mid-Cap Equity Fund, Small Cap Equity Fund and International Equity Fund, respectively. Trusco is entitled to receive a fee from the Fund, computed daily and paid monthly, at an annual rate of .90% and 1.00% of the average daily net assets of the Growth and Income Fund and Quality Growth Stock Fund, respectively. STI Capital and Trusco have voluntarily agreed to waive all or a portion of their fees (and to reimburse Funds' expenses) in order to limit operating expenses. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

SunTrust Bank, Atlanta acts as Custodian for all the Funds except the International Equity Fund which has a custodian agreement with the Bank of New York. Fees of the Custodian are paid on the basis of net assets. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

5. Organizational Costs and Transactions with Affiliates

In April 1998, the AICPA issued Statement of Position (SOP) No. 98-5, "Reporting on the Costs of Start-Up Activities." This SOP provides guidance on the financial reporting of start-up costs and organization costs and requires costs of start-up activities and organization costs to be expensed as incurred. Investment companies that began operations prior to June 30, 1998 can adopt the SOP prospectively. Therefore, previously capitalized costs will continue to be amortized over a period of sixty months. Any future start-up organization costs will be expensed as incurred. The Trust incurred organizational costs of approximately $55,566 which include legal fees of approximately $44,153 for organization work performed by a law firm of which two officers of the Trust are partners. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational cost in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of the Administrator and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Fund has entered into an agreement with SEI Investments to manage the investments of repurchase agreements for the Funds. For its services the Liquidity Desk received $11,769.62 for the year ended December 31, 1999.

6. Investment Transactions

The cost of security purchases and the proceeds from security sales, excluding short-term investments, for the year ended December 31, 1999 were as follows:

--------------------------------------------------------------------------------



                                               U.S. GOVT.       U.S. GOVT.
                          PURCHASES   SALES    PURCHASES         SALES
                            (000)     (000)     (000)            (000)
                           --------  -------  ----------      ---------
Capital Appreciation Fund $208,117   $189,716   $    --       $    --
Growth and Income Fund ..       --         --        --            --
International Equity Fund   35,196     40,328        --            --
Mid-Cap Equity Fund .....   33,545     36,588        --            --
Quality Growth Stock Fund       --         --        --            --
Small Cap Equity Fund ...    7,209      8,537        --            --
Value Income Stock Fund .   87,033     76,282        --            --
Investment Grade
   Bond Fund ............   19,581     12,033    34,560        36,506

At December 31, 1999, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Investment Grade Bond and Equity Funds at December 31, 1999 was as follows:

                                                              NET UNREALIZED
                               APPRECIATED   DEPRECIATED       APPRECIATION/
                               SECURITIES     SECURITIES      (DEPRECIATION)
                                  (000)         (000)             (000)
                                --------      ----------       ----------
Capital Appreciation Fund       $31,474     $  (6,689)           $24,785
Growth and Income Fund ..            --            --                 --
International Equity Fund           893          (647)               246
Mid-Cap Equity Fund .....         5,949        (1,554)             4,395
Quality Growth Stock Fund            --            --                 --
Small Cap Equity Fund ...           616        (1,932)            (1,316)
Value Income Stock Fund .         5,874       (13,184)            (7,310)
Investment Grade Bond Fund            9          (630)              (621)

The Funds had capital loss carryforwards at December 31, 1999 as follows:

                                 CAPITAL
                                CARRYOVER      EXPIRES      EXPIRES
                                12/31/99         2006         2007
                                  (000)          (000)        (000)
                                 --------    ----------    ----------
Small Cap Equity Fund ...         1,721           517         1,204
Investment Grade Bond Fund          383            --           383

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

The Capital Appreciation Fund and the Value Income Fund had cumulative wash sales at December 31, 1999 amounting to $1,333,000 and $371,000, respectively. These wash sale losses cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.


7. Concentration of Credit Risk

The Investment Grade Bond Fund invests primarily in investment grade obligations rated at least BBB or better by S & P or Baa or better by Moody's. Changes by recognized rating agencies in the ratings of any fixed income security or in the ability of an issuer to make payments of interest and principal may affect the value of these investments.


8. Consents of Sole Shareholder

On December 29, 1999, the sole shareholder of the Growth and Income Fund (the "Fund") approved the following appointments: SEI Investments Mutual Funds Services to serve as administrator of the Fund, Trusco Capital Management, Inc. to serve as investment advisor to the assets of the Fund and SEI Investments Distribution Co. to serve as distributor of the shares of the Fund.

On December 29, 1999, the sole shareholder of the Quality Growth Stock Fund (the "Fund") approved the following appointments: SEI Investments Mutual Funds Services to serve as administrator of the Fund, Trusco Capital Management, Inc. to serve as investment advisor to the assets of the Fund and SEI Investments Distribution Co. to serve as distributor of the shares of the Fund.

                           NOTICE TO SHAREHOLDERS                      Unaudited
                                     OF
                           STI CLASSIC VARIABLE TRUST



For shareholders that do not have a December 31, 1999 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 1999 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 1999, each portfolio is designating the following items with regard to distributions paid during the year:

                                             LONG TERM
                                             (20% RATE)     ORDINARY
                                          CAPITAL GAIN       INCOME       TAX-EXEMPT           TOTAL       QUALIFYING
FUND                                      DISTRIBUTION    DISTRIBUTIONS    INTEREST        DISTRIBUTIONS  DIVIDENDS (1)
--------                                  ------------     ------------    ----------      ------------   ------------
Capital Appreciation Fund                      21.82%        78.18%           0.00%          100.00%          0.78%
Growth and Income Fund                          0.00%         0.00%           0.00%            0.00%          0.00%
International Equity Fund                      74.34%        25.66%           0.00%          100.00%          0.00%
Mid-Cap Equity Fund                           100.00%         0.00%           0.00%          100.00%          0.00%
Quality Growth Stock Fund                       0.00%         0.00%           0.00%            0.00%          0.00%
Small Cap Equity Fund                           0.00%       100.00%           0.00%          100.00%         92.91%
Value Income Stock Fund                        28.54%        71.46%           0.00%          100.00%         53.80%
Investment Grade Bond Fund                      2.01%        97.99%           0.00%          100.00%          0.00%


(1) Qualifying dividends represent dividends which qualify for the corporate dividends deduction.

          REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees of STI Classic Variable Trust:



We have audited the accompanying statements of net assets of the Capital Appreciation, Mid-Cap Equity, Small Cap Equity, Value Income, and Investment Grade Bond Funds, and the statement of assets and liabilities of the Growth and Income, International Equity, and Quality Growth Stock Funds, including the schedule of investments of the International Equity Fund, of STI Classic Variable Trust (the "Trust") as of December 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Appreciation, Growth and Income, International Equity, Mid-Cap Equity, Quality Growth Stock, Small Cap Equity, Value Income Stock, and Investment Grade Bond Funds of STI Classic Variable Trust as of December 31, 1999, the results of their operations for the periods presented, the changes in their net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.





ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
February 11, 2000

                                                                 NOTES

                                                                 NOTES

Investment Advisors:

STI Capital Management, N.A.

Trusco Capital Management, Inc.


STI Classic Variable Trust funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust Banks, Inc. or any other of its affiliates. Investment in the funds involves risk, including the possible loss of principal. There is no guarantee that any STI Classic Variable Trust fund will achieve its investment objective. The STI Classic Variable Trust funds are advised by affiliates of SunTrust Banks, Inc.








Distributor:
SEI Investments Distribution Co.


This information must be preceded or accompanied by a current prospectus for each fund described.